Foreign Subcustodians:


Raiffeisen Bank sh.a.
Blv. Bajram Curri ETC   Kati 14
Tirana, Albania
BIC: SGSBALTXXXX


Hongkong and Shanghai
Banking Corporation Ltd.
HSBC Custody and Clearing
Level 13, 580 George St.
Sydney, NSW 2000, Australia
BIC: HKBAAU2SSYD


UniCredit Bank Austria AG
Custody Department   Dept.
8398 TZ
Julius Tandler Platz 3
A 1090 Vienna, Austria
BIC: BKAUATWWXXX


Deutsche Bank AG
Fleischmarkt 1
A 1010 Vienna, Austria
BIC: DEUTATWWCUS


HSBC Bank Middle East,
Custody and Clearing Dept.
1st Floor, Bldg # 2505
Road # 2832, Al Seef 428,
Kingdom of Bahrain
BIC: BBMEBHBXXXX


Standard Chartered Bank
Silver Tower, Level 7
52 South Gulshan Commercial Area
Gulshan 1, Dhaka 1212
Bangladesh
BIC: SCBLBDDXXXX


Deutsche Bank AG, Netherlands
(operating through
the Amsterdam branch
with support from its
Brussels branch) Investor Services
De Entrees 99 197
1101 HE Amsterdam,
The Netherlands,
BIC: DEUTNL2AXXX


Standard Chartered Bank
Cote dIvoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote dIvoire
BIC: SCBLCIABSSU


HSBC Bank Bermuda Limited
6 Front Street
Hamilton HM06, Bermuda
Attn: Daily Contact
BIC: BBDABMHMXXX

UniCredit Bank d.d.
Zelenih beretki 24
71 000 Sarajevo, Bosnia
BIC: UNCRBA22XXX

Standard Chartered Bank
Botswana Limited
4th Floor, Standard Chartered House
Queens Road
The Mall
Gaborone, Botswana
BIC: SCHBBWGXXXX

Citibank N.A.
Sao Paulo Branch
AV Paulista, 1111
Sao Paulo, SP 01311 920
Brazil
BIC CITIUS33BRR


Citibank Europe plc, Bulgaria
Branch
Serdika Offices, 10th floor,
48 Sitnyakovo Blvd.
Sofia 1505, Bulgaria
BIC: CITIBGSFXXX


Standard Chartered Bank
Cote dIvoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote dIvoire
BIC: SCBLCIABSSU


Physical transactions only:
RBC Investor Services
Securities Cage
155 Wellington Street West, 2nd
Floor
Toronto, ON Canada M5V 3L3
Ref a c: 1200292XXXXX
BIC: ROYCCAT2XXX


For depository transactions:
State Street Trust Company
Canada
30 Adelaide Street East
Suite 800
Toronto, Ontario, Canada
M5C 3G6
BIC: SBOSCATXXXX


Itau CorpBanca SA
Enrique Foster Sur 20, Piso 5,
Las Condes
Santiago de Chile
BIC: ITAUCLRM


HSBC Bank (China)
Company Limited
33rd Floor, HSBC Building,
Shanghai IFC
8 Century Avenue
Pudong, Shanghai,
China (200120)
Attn: Manager, Custody
and Clearing Department
BIC: HSBCCNSHXX

China Construction Bank
No.1 Naoshikou Street
Chang An Xing Rong Plaza
Beijing 100032 33 China
BIC: PCBCCNBJGIS


HSBC Bank (China) Company Limited
 33rd Floor, HSBC Building,
Shanghai IFC
8 Century Avenue
 Pudong, Shanghai, China
 (200120)
Attn: Manager, Custody and Clearing Department
BIC: HSBCCNSHXXX


Standard Chartered Bank
(Hong Kong) Limited
15th Floor Standard
Chartered Tower
388 Kwun Tong Road
Kwun Tong, Hong Kong
Attn: Client Service
Manager Custody &
Clearing Services
BIC: SCBLHKHHXXX


The Hongkong and
Shanghai Banking
Corporation Limited
Level 30,
HSBC Main Building
1 Queen s Road
Central, Hong Kong
BIC: HSBCHKHHSEC


Citibank N.A.
39th Floor Citibank Tower
Citibank Plaza,
3 Garden Road
Central, Hong Kong
BIC: CITIHKHXXXX


Cititrust Colombia, S.A.
Sociedad Fiduciaria Carrera 9A
No 99 02 Bogota DC, Colombia
BIC: CITIUS33COR
Attn: Securities Services Dept.

Banco BCT
160 Calle Central
Edificio BCT
San Jose, Costa Rica


Privredna banka Zagreb dd
Custody Department
Radnicka cesta 50 10000
Zagreb, Croatia
BIC: PBZGHR2XXXX


Zagrebacka banka d.d.
Savska 60
10000 Zagreb, Croatia
BIC: ZABAHR2XXXX


BNP Paribas Securities
Services, S.C.A., Athens,
(operating remotely to service
the Cyprus market)
94 V. Sofias Avenue &
1 Kerasountos Str. 115 28
Athens, Greece 11528
BIC: PARBGRAXXXX


Ceskoslovenska Obchodni
Banka A.S.
Radlicka 333 150, 150 57
Prague 5, Czech Republic
BIC: CEKOCZPPXXX


UniCredit Bank, Czech
Republic and Slovakia, a.s.
Global Securities Services
Global Transaction Banking
BB Centrum   FILADELFIE
Zeletavska 1525 1
140 92 Praha 4   Michle
Czech Republic
BIC: BACXCZPPXXXX


Skandinaviska Enskilda
Banken AB (SEB)
Bernstorffsgade 50,
1577 Copenhagen, Denmark
BIC: ESSEDKKKXXX


Nordea Ban Danmark A S
Strandgade 3
0900 Copenhagen C
Denmark
BIC: NDEADKKKXXX


HSBC Bank Egypt S.A.E
6th Floor
306 Corniche El Nil,
Maadi Cairo, Egypt
Attn: Custody Services
BIC: EBBKEGCXXXX


AS SEB Pank
Custody Services
Tornimae 2, 15010 Tallinn,
Estonia
BIC: EEUHEE2XXXX


Skandinaviska Enskilda
Banken AB (Publ) (SEB)
Securities Services
Box 630
SF 00101 Helsinki, Finland
BIC: ESSEFIHXXXX


Nordea Bank Finland Plc
Satamaradankatu 5
00500 Helsinki
Finland
BIC: NDEAFIHHXXX


Deutsche Bank AG, Netherlands
(operating through
the Amsterdam branch
with support from its
Paris branch)
Investor Services
De Entrees 99 197
1101 HE Amsterdam,
The Netherlands
BIC: DEUTNL2AXXX


Standard Chartered Bank Ghana Limited
P.O. Box 768
1st Floor,
High Street Building
Accra, Ghana
BIC: SCBLGHACXXX

BNP Paribas Securities
Services, S.C.A.,
94 V. Sofias Avenue &
Kerasountos 1 Street
115 28, Athens, Greece
BIC: PARBGRAXXXX

Standard Chartered Bank
Cote dIvoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote dIvoire
BIC: SCBLCIABSSU


Standard Chartered Bank
(Hong Kong) Limited
15th Floor Standard Chartered
Tower
388 Kwun Tong Road
Kwun Tong, Hong Kong
Attn: Client Service Manager
Custody & Clearing Services
BIC: SCBLHKHHXXX


UniCredit Bank Hungary Zrt.
6th Floor, Szabadsag ter 5 6
H 1054 Budapest, Hungary
BIC: BACXHUHBXXX


Citibank Europe
plc, Hungarian
Branch
7 Szabadsag ter,
Bank Center
Budapest, H 1051
Hungary
BIC:
CITIHUHXXXX


Landsbankinn hf.
Austurstraeti 11
155 Reykjavik, Iceland
BIC: NBIIISREXXX


The Hongkong and
Shanghai Banking
Corporation Limited
11F, Building 3, NESCO
IT Park, NESCO
Complex, Western
Express Highway,
Goregaon (East), Mumbai
400063, India
BIC: HSBCINBBXXX


Deutsche Bank A.G.
Deutsche Bank Building,
4th Floor
Jl. Imam Bonjol, No. 80
Jakarta 10310, Indonesia
Attn: Investor Services
BIC: DEUTIDJAXXX


State Street Bank and Trust Company
525 Ferry Rd.
Edinburgh, Scotland,
EH5 2AW
BIC: SSLLGB2XGBL



Bank Hapoalim B.M.
50 Rothschild Boulevard
Tel Aviv, Israel 61000
BIC: POALILITCBS


Deutsche Bank S.p.A.
Investor Services
Via Turati 27   3rd Floor
20121 Milan, Italy
BIC: DEUTITMMTIT



Standard Chartered Bank
Cote dIvoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote dIvoire
BIC: SCBLCIABSSU


Scotia Investments Jamaica Limited
7 Holborn Road
Kingston 10, Jamaica, W.I.
TELEX: 3812297


The Hongkong and Shanghai
Banking Corporation, Japan
branch (HSBC)
HSBC Building
11 1 Nihonbashi 3 chome,
Chuo ku
Tokyo 1030027 Japan
BIC: HSBCJPJTXXX


Mizuho Bank, Ltd.
4 16 13, Tsukishima,
Chuo ku, Tokyo, 104 0052,
Japan
BIC: MHCBJPJ2XXX


Standard Chartered Bank
Shmeissani Branch
Al Thaqafa Street,
Building # 2
P.O.Box 926190
Amman 11110,
Jordan
BIC: SCBLJOAXXXX


JSC Citibank
Kazakhstan
Park Palace,
Building A, 41
Kazibek Bi street,
Almaty, 050010,
Kazakhstan
BIC: CITIKZKAXXX


Standard Chartered Bank
Kenya Limited
Custody Services
Standard Chartered   Chiromo,
Level 5
48 Westlands Road
P.O. Box 40984 00100 GPO
Nairobi, Kenya
BIC: SCBLKENXXXX


Hongkong and Shanghai Banking Corporation Limited
HSBC Building  25, 1 Ka,
Bongrae Dong, Chung ku, Seoul, Korea 100 161
BIC: HSBCKRSEXXX


Deutsche Bank AG
Investor Services
18th Floor, Young Poong
Bldg., 33 Seorin dong
Chongro ku, Seoul 110 752
Korea
BIC: DEUTKRSEXXX


HSBC Bank Middle East Limited
Kuwait City, Qibla Area Hamad Al Saqr Street,
Kharafi Tower, G 1 2 Floors
P.O. Box 1683, Safat 13017,
Kuwait
BIC: HBMEKWKWXXX


AS SEB Banka
Unicentrs, Valdlauci
LV 1076 Kekavas pag.,
Rigas raj., Latvia
BIC: UNLALV2XXXX


HSBC Bank Middle East, Main Branch
St. Georges Street,
Minet El Hosn
Beirut, Lebanon 1107 2080
Attn: Securities Department
BIC: BBMELBBXXXX


SEB Bankas
Gedimino av. 12
LT 2600 Vilnius, Lithuania
Attn: Securities Accounting and Custody
BIC: CBVILT2XXXX


Standard Bank Limited
Kaomba Centre
Corner Victoria Avenue & Sir
Glyn Jones Road
Blantyre, Malawi
BIC: SBICMWMXXXX


Standard Chartered Bank
Malaysia Berhad
Menara Standard Chartered
30 Jalan Sultan Ismail
50250 Kuala Lumpur,
Malaysia
BIC: SCBLMYKXXXX


Deutsche Bank (Malaysia)
Berhad
Investor Services
Level 20, Menara IMC
8 Jalan Sultan Ismail
50250 Kuala Lumpur, Malaysia
BIC: DEUTMYKLXXX


Standard Chartered Bank
Cote dIvoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote dIvoire
BIC: SCBLCIABSSU


Hongkong and Shanghai Banking Corp. Ltd.
5th Floor HSBC Centre,
18 Cybercity, Ebene, Mauritius
Attn: Securities Services
BIC: HSBCMUMUOBU


Banco Nacional de Mexico
S.A. (Banamex)
Global Securities Services, 3er
piso, Torre Norte
Act. Roberto Medellin No. 800
Col. Santa Fe, Mexico, D.F.
01219
BIC: CITIUS33MER


Citibank Maghreb
Zenith Millenium Immeuble1,
Sidi Maarouf   B.P. 40
Casablanca 20190
Morocco
BIC: CITIMAMCXXX


Standard Bank Namibia
Standard Bank Center
Corner Werner List St. and
Post Street Mall, 2nd Floor
Windhoek, Namibia
BIC: SBNMNANXXXX


Deutsche Bank AG, Netherlands
Investor Services
De Entrees 99 197
1101 HE Amsterdam,
The Netherlands
BIC: DEUTNL2AXXX


The Hongkong and Shanghai
Banking Corporation Ltd.
HSBC House
Level 7, 1 Queen St.
Auckland 1010, New Zealand
BIC: HSBCNZ2AXXX


Standard Chartered Bank
Cote dIvoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote dIvoire
BIC: SCBLCIABSSU


Stanbic IBTC Bank Plc.
Plot 1712
Idejo St.
Victoria Island
Lagos, Nigeria 101007
Attn: Custody Services Department
BIC: SBICNGLXXXX


Skandinaviska Enskilda
Banken
Securities Services
P.O. Box 1843 Vika
Filipstad Brygge 1
N 0123 Oslo, Norway
BIC: ESSENOKXXXX

Nordea Bank Norge ASA
Essendropsgate 7
0368 Oslo
Norway
BIC: NDEANOKKXXX


HSBC Bank Oman S.A.O.G.
HSBC Securities Services
2nd Floor Al Khuwair
PO Box 1727 PC 111
Seeb,
Sultanate of Oman
BIC: BBMEOMRXXXX


Deutsche Bank  A.G.
Unicentre   Unitowers
I.I. Chundrigar Road
P.O. Box 4925
Karachi   74000, Pakistan
Attn: Investor Services
BIC: DEUTPKKAXXX


HSBC Bank Middle East,
Jaffa Street, Ramallah,
West Bank 2119
Palestinian Autonomous Area
BIC: BBMEPS22XXX


Citibank, N.A.
Boulevard Punta Pacifica
Torre de las Americas
Apartado
Panama City, Panama
0834 00555
BIC: CITIPAPASFE


Citibank del Peru S.A.
Canaval y Moreyra 480
3rd Floor, San Isidro
Lima 27, Peru
BIC: CITIUS33LIM


Deutsche Bank AG,
Global Transaction Banking
Tower One, Ayala Triangle,
1226 Makati City, Philippines
BIC: DEUTPHMMXXX


Bank Handlowy w
Warszawie S.A.
ul Senatorska 16
00 293 Warsaw, Poland
Attn: Custody Department
BIC: CITIPLPXXXX


Bank Polska Kasa
Opieki S.A.
31 Zwirki I Wigury
Street 02 091,
Warsaw, Poland
BIC: PKOPPLPWXXX



Deutsche Bank AG,
Netherlands
(operating through the
Amsterdam branch with
support from its Lisbon
branch)
Investor Services
De Entrees 99 197
1101 HE Amsterdam, The Netherlands
BIC: DEUTNL2AXXX


Citibank, N.A. Puerto Rico
Securities Services Department PL. South
1 Citibank Drive, Lomas
Verdes Avenue
San Juan, PR 00926
Physical Instruments
DVP RVP Free
Receipts Deliveries


HSBC Bank
Middle East Limited
2 Fl Ali Bin Ali Tower
Building no.: 150
Airport Road
Doha, Qatar
BIC: BBMEQAQXXXX


Citibank Europe plc, Dublin
Romania Branch
8, Iancu de Hunedoara
Boulevard
712042, Sector 1
Bucharest, Romania
BIC: CITIROBUXXX


AO Citibank
8-10 Gasheka Street,
Building 1
Moscow 125047
Russian Federation
BIC: CITIRUMXXX

HSBC Saudi Arabia
Limited 7267 Olaya  Al
Murooj
Riyadh 12283 2255
Kingdom of Saudi Arabia
BIC: SABBSARIXXX


Standard Chartered Bank
Cote dIvoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote dIvoire
BIC: SCBLCIABSSU


Unicredit Bank Serbia JSC
Omladinskih Brigada 88,
Airport City
11000 Belgrade, Serbia
BIC: BACXRSBGXXX


United Overseas Bank Limited (UOB)
156 Cecil Street
FEB Building #08 03
Singapore 069544
BIC: UOVBSGSGXXX


Citibank, N.A.
Citigroup Global
Transaction Services
Regional Services Center
Citi Singapore Campus (CSC),
3 Changi Business
Park Crescent,
07 00, Singapore 486026
BIC: CITISGSGXXX


UniCredit Bank Czech
Republic and Slovakia a.s.
Custody Department
Sancova 1 A
813 33 Bratislava,
Slovak Republic
BIC: UNCRSKBXXXX


UniCredit Banka Slovenija d.d.
Smartinska 140
SI 1000 Ljubljana
Slovenia
BIC: BACXSI22XXX


Standard Bank of
South Africa Limited
3rd Floor,
25 Pixley Ka Isaka Seme
Street
Johannesburg 2001
Republic of South Africa
BIC: SBZAZAJJXXX


FirstRand Bank Limited
Mezzanine Floor
3 First Place BankCity
Corner Simmonds & Jeppe Sts.
Johannesburg 2001
Republic of South Africa
BIC: FIRNZAJJXXX


Deutsche Bank SAE
Investor Services
Calle de Rosario Pino 14 16,
Planta 1
28020 Madrid, Spain
BIC: DEUTESBBXXX


The Hongkong and Shanghai
Banking Corporation Limited
24, Sir Baron
Jayatilake Mawatha
Colombo 01, Sri Lanka
BIC: HSBCLKLXXXX


UniCredit Bank d.d.
Zelenih beretki 24
71 000 Sarajevo, Bosnia
BIC: UNCRBA22XXX

Standard Bank Swaziland Limited
Standard House, Swazi Plaza
Mbabane, Swaziland H101
BIC: SBICSZMXXXX


Skandinaviska Enskilda
Banken
Sergels Torg 2
SE 106 40 Stockholm,
Sweden
BIC: ESSESESSXXX


Nordea Bank AB (publ)
Smalandsgatan 17
105 71 Stockholm
Sweden
BIC: NDEASESSXXX


UBS Switzerland AG
Max Hogger Strasse 80
 82 CH 8048 Zurich,
 Switzerland
BIC: UBSWCHZH80A


Credit Suisse AG
Uetlibergstrasse 231
8070 Zurich, Switzerland
BIC: CRESCHZZ80A


Deutsche Bank AG
296 Ren ai Road
Taipei 106 Taiwan R.O.C.
BIC: DEUTTWTPXXX


Standard Chartered Bank
(Taiwan) Limited
168 Tun Hwa North Road
Taipei 105, Taiwan R.O.C.
BIC: SCBLTWTPXXX


Standard Chartered Bank
Tanzania Limited
1st Floor International House
Corner of Shaaban Robert
Street and Garden Avenue
PO Box 9011
Dar es Salaam, Tanzania
BIC: SCBLTZTXXXX


Standard Chartered Bank
(Thai) Public Company Limited
Sathorn Nakorn Tower   14th
Floor, Zone B
90 North Sathorn Road
Silom, Bangkok 10500,
Thailand
Attn: Custodial
Services Department
BIC: SCBLTHBXXXX


Standard Chartered Bank
Cote dIvoire
23, Bld de la Republique
17 BP 1141 Abidjan 17
Cote dIvoire
BIC: SCBLCIABSSU


Union Internationale de
Banques (UIB)
65 Avenue Bourguiba
1000 Tunis, Tunisia
BIC: UIBKTNTTXXX

Citibank, A.S.
Tekfen Tower,
Eski Buyukdere Caddesi 209
Kat 3
34394 Levent
Istanbul, Turkey
BIC: CITITRIXXXX


Deutsche Bank, A.S.
Eski Buyukdere Caddesi
Tekfen Tower No. 209
Kat: 17 4.Levent 34394
Istanbul, Turkey
BIC: DEUTTRISCUS


Standard Chartered Bank
Uganda Limited
5 Speke Road
P.O. Box 7111
Kampala, Uganda
BIC: SCBLUGKAXXX


PJSC Citibank
16 g Dilova St.
Kyiv 03150, Ukraine
BIC: CITIUAUKXXX


HSBC Bank Middle East Limited
Global Banking and Markets
HSBC Securities Services
Emaar Square
Level 3, Building No. 5
PO Box 502601,
Dubai, United Arab Emirates
BIC: BBMEAEADXXX


HSBC Bank Middle East Limited
Global Banking and Markets
HSBC Securities Services
Emaar Square
Level 3, Buliding No. 5
PO Box 502601,
Dubai, United Arab Emirates
BIC: BBMEAEADXXX


HSBC Bank Middle East Limited
Global Banking and Markets
HSBC Securities Services
Emaar Square
Level 3, Buliding No. 5
PO Box 502601,
Dubai, United Arab Emirates
BIC: BBMEAEADXXX

State Street Bank and Trust Company
525 Ferry Rd.
Edinburgh, Scotland,
EH5 2AW
BIC: SSLLGB2XGBL


Banco Itau Uruguay S.A.
Zabala 1463
11000 Montevideo, Uruguay
Attn: Oficina de Titulos
BIC: ITAUUYMMXXX


Citibank N.A.
Centro Comercial El Recreo
Torre Norte, Piso 19
Avenida Casanova
Caracas, Venezuela 1050
BIC: CITIUS33VEC


Hongkong & Shanghai
Banking Corp. Ltd.
Centre Point
106 Nguyen Van Troi Street,
Phu Nhuan District
Ho Chi Minh City, Vietnam
BIC: HSBCVNVXXXX


Standard Chartered Bank
Zambia Plc
Standard Chartered House, Cairo Road
P.O. Box 32238
10101, Lusaka, Zambia
BIC: SCBLZMLXXXX


Stanbic Bank Zimbabwe
Limited
3rd Floor
Stanbic Centre
59 Samora Machel Avenue
Harare, Zimbabwe
BIC: SBICZWHXXXX







2